Exhibit 99.1

Eve formalizes the eVTOL Type Certification process with ANAC

São José dos Campos, February 10, 2022 — Eve UAM, LLC (“Eve” or the “Company”), an Embraer company, today announced that it has formalized the process for obtaining a Type Certificate for its eVTOL (electric vertical take-off and landing) aircraft with the Civil Aviation Agency of Brazil (Agência Nacional de Aviação Civil – “ANAC”). In doing so, Eve has reaffirmed its commitment to ANAC to demonstrate compliance with international technical standards and mandatory airworthiness requirements for eVTOL Type Certification.

As formally agreed with ANAC, the eVTOL certification process will follow the process of obtaining a “normal category” aircraft Type Certificate, considering the requirements established by the Brazilian Civil Aviation Regulation (RBAC) no. 23, among other additional requirements. With ANAC’s support, Eve will continue engaging with other leading aviation authorities to formalize the Type Certificate validation process around the world.

“It is an important moment that demonstrates the company’s commitment to exploring the future of urban air mobility. The process aims to achieve the best security standards to allow eVTOL access to the global market. From the regulation perspective, there is much work to be done concerning aircraft technology and the definition of the entire ecosystem. Brazil has the conditions and engagement to deal with this challenge,” said Roberto Honorato, ANAC’s Airworthiness Superintendent.

“The formalization of the eVTOL certification process is an important step towards the continuity of the discussions that have been held between Eve and ANAC for the vehicle certification for urban mobility. In addition to demonstrating Eve’s commitment to the development of the project, it allows the institutions to evolve in the definition of the requirements and means of compliance applicable to certification”, explained Luiz Felipe R. Valentini, Chief Technology Officer of Eve.

Eve is currently developing a fully electric vertical take-off and landing vehicle that uses disruptive technologies to democratize passenger access to a new urban air transport model.

The aircraft, designed with a focus on users, will provide a safe and comfortable method of transportation with low-noise and zero-carbon emissions. It reinforces the company’s commitment to the future of sustainable urban air mobility.

Follow Eve and Embraer on Twitter: @EveAirMobility @Embraer

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com .

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer S.A. (“Embraer”), Eve and Embraer Aircraft Holding, Inc. (“EAH”), on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the business combination (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022, the “Preliminary Proxy Statement”). When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the Preliminary Proxy Statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the Preliminary Proxy Statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s and Embraer’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to, and current assumptions about, future events and therefore are not guaranteed and are subject to significant risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in the Preliminary Proxy Statement, Zanite’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s Preliminary Proxy Statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the Preliminary Proxy Statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.